UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
March 22, 2007

Date of report (Date of earliest event reported)
PepsiCo, Inc.

(Exact Name of Registrant as Specified in its Charter)
North Carolina

(State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577

(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (914) 253-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Item 8.01. Other Events
Effective December 31, 2006 (the beginning of PepsiCo’s 2007 fiscal year), the reporting calendars of certain operating units within PepsiCo International’s (“PI”) reporting segment were changed such that most PI operations will now report on a monthly calendar basis instead of a period reporting basis. Monthly reporting is preferable for our international businesses to facilitate local statutory reporting, which is generally based on monthly calendars. The change in reporting will substantially reduce the number of financial closings and reconciliations executed by the international operations, improving overall efficiency.
In addition, effective December 31, 2006, income for certain non-consolidated international bottling interests was reclassified from “bottling equity income” and “corporate unallocated” results to PI’s division operating results, to be consistent with PepsiCo’s internal management accountability.
In order to provide a basis for comparison between results for fiscal quarters in 2006 and forthcoming 2007 fiscal quarterly results, Table 1 below (pages 3-4) provides selected financial information for each of our 2006 fiscal quarters, reflecting the changes described above. Table 2 below (pages 5-6) provides selected financial information excluding the impact of certain items in 2006 and Table 3 below (pages 7-8) provides the reconciliation of this information with the most directly comparable financial measures in accordance with generally accepted accounting principles (GAAP). The changes described above have no impact on our full year 2006 net income. These changes will be reflected in all prior periods presented in future filings of our financial statements. The information provided herein does not impact an investor’s ability to rely on any of our previously issued financial statements.
The information in this Item 8.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing. Please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, for further information on our financial results.

Table 1
PepsiCo, Inc. and Subsidiaries
Supplemental Financial Information
(in millions, except per share amounts, and unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2006	2006	2006	2006	2006

Net Revenue	$6,719	$8,714	$9,134	$10,570	$35,137

Costs and Expenses
Cost of sales	2,962	3,862	4,108	4,830	15,762
Selling, general and administrative expenses	2,469	3,016	3,129	4,097	12,711
Amortization of intangible assets	31	36	41	54	162

Operating Profit	1,257	1,800	1,856	1,589	6,502

Bottling Equity Income	75	161	204	113	553
Interest Expense	(62)	(59)	(51)	(67)	(239)
Interest Income	45	26	39	63	173

Income Before Income Taxes	1,315	1,928	2,048	1,698	6,989

Provision/(Benefit) for Income Taxes	368	553	554	(128)	1,347

Net Income	$947	$1,375	$1,494	$1,826	$5,642

Diluted Earnings Per Common Share	$0.56	$0.81	$0.89	$1.09	$3.34

PepsiCo, Inc. and Subsidiaries
Supplemental Financial Information
(in millions and unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2006	2006	2006	2006	2006

Net Revenue
Frito-Lay North America	$2,393	$2,567	$2,642	$3,242	$10,844
PepsiCo Beverages North America	1,991	2,505	2,608	2,461	9,565
PepsiCo International	1,892	3,269	3,482	4,316	12,959
Quaker Foods North America	443	373	402	551	1,769

Total Net Revenue	$6,719	$8,714	$9,134	$10,570	$35,137

Operating Profit
Frito-Lay North America	$569	$634	$694	$718	$2,615
PepsiCo Beverages North America	428	626	603	398	2,055
PepsiCo International	288	577	595	556	2,016
Quaker Foods North America	151	115	123	165	554

Division Operating Profit	1,436	1,952	2,015	1,837	7,240
Corporate	(179)	(152)	(159)	(248)	(738)

Total Operating Profit	$1,257	$1,800	$1,856	$1,589	$6,502

Table 2
PepsiCo, Inc. and Subsidiaries
Supplemental Financial Information
(in millions, except per share amounts, and unaudited)
COMPARABLE BASIS*

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2006	2006	2006	2006	2006

Net Revenue	$6,719	$8,714	$9,134	$10,570	$35,137

Costs and Expenses
Cost of sales	2,962	3,862	4,108	4,830	15,762
Selling, general and administrative expenses	2,469	3,016	3,129	4,030	12,644
Amortization of intangible assets	31	36	41	54	162

Operating Profit	1,257	1,800	1,856	1,656	6,569

Bottling Equity Income	75	161	204	92	532
Interest Expense	(62)	(59)	(51)	(67)	(239)
Interest Income	45	26	39	63	173

Income Before Income Taxes	1,315	1,928	2,048	1,744	7,035

Provision for Income Taxes	368	553	554	495	1,970

Net Income	$947	$1,375	$1,494	$1,249	$5,065

Diluted Earnings Per Common Share	$0.56	$0.81	$0.89	$0.74	$3.00

*	Excludes the impact of restructuring and impairment charges, certain non-cash tax benefits and our share of The Pepsi Bottling Group’s (PBG) tax settlement, all recorded in the fourth quarter of 2006. See Table 3 for a discussion of these items and reconciliations to the most directly comparable financial measures in accordance with generally accepted accounting principles (GAAP).

PepsiCo, Inc. and Subsidiaries
Supplemental Financial Information
(in millions and unaudited)
COMPARABLE BASIS*

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2006	2006	2006	2006	2006

Net Revenue
Frito-Lay North America	$2,393	$2,567	$2,642	$3,242	$10,844
PepsiCo Beverages North America	1,991	2,505	2,608	2,461	9,565
PepsiCo International	1,892	3,269	3,482	4,316	12,959
Quaker Foods North America	443	373	402	551	1,769

Total Net Revenue	$6,719	$8,714	$9,134	$10,570	$35,137

Operating Profit
Frito-Lay North America	$569	$634	$694	$785	$2,682
PepsiCo Beverages North America	428	626	603	398	2,055
PepsiCo International	288	577	595	556	2,016
Quaker Foods North America	151	115	123	165	554

Division Operating Profit	1,436	1,952	2,015	1,904	7,307
Corporate	(179)	(152)	(159)	(248)	(738)

Total Operating Profit	$1,257	$1,800	$1,856	$1,656	$6,569

*	Excludes the impact of restructuring and impairment charges recorded in the fourth quarter of 2006. See Table 3 for a discussion of this item and a reconciliation to the most directly comparable financial measure in accordance with GAAP.

Table 3
Reconciliation of GAAP and Non-GAAP Information
($ in millions and unaudited)
In 2006, we recorded non-cash tax benefits of $602 million (“2006 Tax Adjustments”), substantially all of which related to the Internal Revenue Service’s (IRS) examination of our consolidated income tax returns for the years 1998 through 2002. In 2006, PBG also recorded non-cash tax benefits in connection with the IRS’s examination of certain of their consolidated income tax returns. We recorded our share of these tax benefits in bottling equity income in the fourth quarter of 2006. In addition, in 2006, we recorded restructuring and impairment charges in conjunction with consolidating the manufacturing network at Frito-Lay North America by closing two plants in the U.S., and rationalizing other assets, to increase manufacturing productivity and supply chain efficiencies.
The financial measures listed below are not measures defined by GAAP. However, we believe investors should consider these measures as they are more indicative of our ongoing performance. Specifically, investors should consider the following with respect to our quarterly and full year results:
•	Our 2006 division operating profit;

•	Our 2006 division operating profit without the impact of restructuring and impairment charges;

•	Our 2006 bottling equity income without the impact of our share of PBG’s tax settlement;

•	Our 2006 net income without the impact of the 2006 Tax Adjustments, our share of PBG’s tax settlement and restructuring and impairment charges; and

•	Our 2006 diluted EPS without the impact of the 2006 Tax Adjustments, our share of PBG’s tax settlement and restructuring and impairment charges.
Operating Profit Reconciliation

	Quarter Ended	Year Ended
	12/30/06	12/30/06
Total Operating Profit	$1,589	$6,502
Corporate Unallocated	248	738

Division Operating Profit	1,837	7,240
Restructuring and Impairment Charges	67	67

Division Operating Profit Excluding Restructuring and Impairment Charges	$1,904	$7,307

Bottling Equity Income Reconciliation

	Quarter Ended	Year Ended
	12/30/06	12/30/06
Bottling Equity Income	$113	$553
PepsiCo Share of PBG Tax Settlement	(21)	(21)

Bottling Equity Income Excluding Above Items	$92	$532

Net Income Reconciliation

	Quarter Ended	Year Ended
	12/30/06	12/30/06
Net Income	$1,826	$5,642
2006 Tax Adjustments	(602)	(602)
PepsiCo Share of PBG Tax Settlement	(18)	(18)
Restructuring and Impairment Charges	43	43

Net Income Excluding Above Items	$1,249	$5,065

Reconciliation of GAAP and Non-GAAP Information
(unaudited)
Diluted EPS Reconciliation

	Quarter Ended	Year Ended
	12/30/06	12/30/06
Diluted EPS	$1.09	$3.34
2006 Tax Adjustments	(0.36)	(0.36)
PepsiCo Share of PBG Tax Settlement	(0.01)	(0.01)
Restructuring and Impairment Charges	0.03	0.03

Diluted EPS Excluding Above Items	$0.74 *	$3.00

*	Based on unrounded amounts.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2007	PepsiCo, Inc.
	By:	/s/ Thomas H. Tamoney, Jr.
Thomas H. Tamoney, Jr.
Vice President, Deputy General Counsel and Assistant Secretary